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                                                                 Exhibit 10.4


DATED THIS DAY Of 28 Oct. 1999

                                     BETWEEN

                           CPL ALEXANDRA POINT PTE LTD

                                       AND

                         VIEWLOCITY ASIA PACIFIC PTE LTD

                                 LEASE AGREEMENT

                               YCF.nsa.1-999-L4385

                             KHATTAR WONG & PARTNERS
                                    SINGAPORE






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THIS LEASE is made the 28 day of October One Thousand Nine Hundred and Ninety
Nine (1999) between CPL ALEXANDRA POINT PTE LTD (formerly known as TIGER DEVELOPMENTS PTE LTD), a company incorporated in the Republic of Singapore and having its registered office at #21 -00 Alexandra Point, 438 Alexandra Road, Singapore 119958 ("the Lessor") of the one part And VIEWILOCITY ASIA PACIFIC PTE LTD (COMPANY REGISTRATION NO.1 99601493G ), a company incorporated in Singapore and having its registered office at No. 51 Goldhill Plaza, #18-05 Goldhill Plaza, Singapore 308900 ("the Lessee") of the other part.

WITNESSETH as follows:-

Demise 1.             In consideration of the rents and service charges
                      hereinafter reserved and the Lessee's covenants hereinafter contained, the Lessor hereby lets and the Lessee hereby takes ALL the premises more particularly described in the First Schedule hereto
                      (hereinafter called "the Premises") being part of the building situate at 438 Alexandra Road, Singapore and presently known as ALEXANDRA POINT (hereinafter called 'the Building") together with (but to the exclusion of all other liberties easements (rights or advantages and subject always to the Lessor's right to refuse access hereinafter contained):

                     (a) the right for the Lessee and others duly authorised by the Lessee but only so far as necessary and as the Lessor can lawfully grant the same of ingress to and egress from the Premises in over and along all the usual entrances landings passenger lifts and passageways leading thereto in common with the Lessor and all others so authorised by the Lessor and all other persons entitled thereto.

                     (b) the eight for the Lessee and others duly authorised by the Lessee to the use of such sufficient toilet facilities in the Building as shall be designated from time to time by the Lessor but such use shall be in common with the Lessor and all others so autho6sed by the Lessor and all other persons so entitled thereto.




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                                      - 2 -

              Excepting and Reserving unto the Lessor the free and uninterrupted use of all Pipes in through above or under the Premises TO HOLD the PREMISES unto the Lessee from the Ist day of May 2000 (hereinafter called "the Commencement Date") for a term ending on the 30th day of APRIL 2003. (hereinafter called "the Term') YIELDING AND PAYING THEREFOR unto the Lessor during the Term :

Rent    (1)  the monthly rent of Dollars ELEVEN THOUSAND EIGHT HUNDRED SIXTY SIX and Cents Seventy Only ($11,866.70) (such amount to be hereinafter called "the Tent") calculated at the rate of Dollars Two and Cents
             Sixty-Five Only ($2.65) per square foot per month; and

Service (2)  the monthly service charge of Dollars Four Thousand Seven Hundred
Charge and One and Cents Ninety Only ($4,701.90) or such other amount upon revision pursuant to Clause 2 (such amount or other amount to be hereinafter called "the service charge");

both the rent and service charge to be payable monthly in advance without any deduction whatsoever on the first day of each and every month, the first payment of the rent to be made on the Ist day of May 2000 and the first payment of the service charge to be made on the 1st day of December 1999, and thereafter each subsequent payment of the rent and service charge to be made on the first day of every succeeding month PROVIDED that in the event the Commencement Date falls on a day other than the first day of a month, the Lessee shall pay to the Lessor pro-rated rent and service charge calculated from and including the Commencement Date up to the day immediately before the first day of the following month and thereafter all payments shall be made on the first day of each month. For the avoidance of doubt, the opinion of the Lessor that the Lessee is deemed to have commenced business operations referred to above shall be final, conclusive and binding on the Lessee.

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Calculation    (2)   The service charge of DOLLARS FOUR THOUSAND SEVEN
service              HUNDRED AND ONE AND CENTS NINETY ONLY ($4,701.90) per
charge               service month is calculated at the rate of DOLLARS ONE AND
                     CENTS FIVE charge (S1.05) PER SQUARE FOOT per month of the area of the Premises estimated for the purpose of commencement of the Term as representing the apportioned outgoings of the Building attributable to the Premises and shall be subject to the following provisions :-

Revision of    (1)   The service charge is an estimate only and the Lessor
service              shall be entitled at any time and from time to time during
charge               the term to revise the service charge by serving a notice
                     on the Lessee of such intention, At the commencement of each year on 1st January, the Lessor shall be entitled to pre-estimate the costs of services and outgoings for that year and collect the amount attributable to the Premises, such amount to be adjusted upon issue of the accountant's certificate hereinafter mentioned.

Payment of     (2)   If on revision there is any increase in the outgoings; of
revised              the Building, the Lessee shall pay an additional service
service              charge in each and every month representing the apportioned extra charge outgoings of the Building as is attributable to the Premises at the same time and in the same manner as hereinbefore mentioned with regard to the service charge and such increase shall take effect as from the date specified in the said notice. For the purpose of ascertaining the additional service charge payable under the provision aforesaid all increases in the outgoings of the Building shall be apportioned in the proportion by which the floor area of the Premises bears to the total area of the rentable floor space of the Building including any floor space occupied by the Lessor and a statement by the Lessor as to the increase of the outgoings of the Building and the apportionment thereof shall be accepted by the Lessee as final and binding.




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Outgoings      (3)  The term "outgoings of the Building" where used in this
                    Agreement shall mean the total sum of all outgoings, costs and expenses of the Lessor assessed or assessable, charged or chargeable, paid or payable or otherwise incurred in respect of the Building and the land on which it is erected, the control, management and maintenance thereof and the provision of the services for lessees or occupiers of the Building and in particular but without limiting the generality of the foregoing shall include -

                    (a) all amounts payable in respect of insurances relating to the Building and all fittings and fixtures plant machinery equipment and appliances therein in their full insurable reinstatement value against fire and such other risks as the Lessor may deem necessary or desirable and in respect of public liability insurance;

                    (b) all charges for and costs in relation to the supply of water and removal or disposal of sewerage waste and other garbage from the Building and the land on which it is erected;

                    (c) all charges for gas oil electricity light power fuel telephone and other services, or requirements fumished or supplied to the Building for the general benefit or purposes of the Building;

                    (d) the costs of cleaning the exterior of the Building (including the windows) and of re-painting, repairing and maintaining the Common Area and the costs of landscaping and other environmental improvements on or to the Building and the land on which it is erected;

                    (e) the expenses of the Lessor in supplying paper, soap and other toilet requisites in the toilets;


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                     (f)    the costs of operating and supplying all services
                            from time to time provided by the Lessor for lessees and occupiers of the Building including security escalator-s lifts and air-conditioning, and of the maintenance and amortization of the Building, and the plant machinery equipment and appliances therein;

                     (g) all costs of management control and administration of the Building including salaries and wages of clerical maintenance security and traffic control personnel and other supervisory staff as well as all fees payable to the auditors accountants managing agent and other consultants;

                     (h) the costs of compliance with any order or notice served on the Lessor by any government or statutory authority in respect of any part of the Building or any part of the land on which it is erected;

                     (i) such sum in each year as the Lessor may decide to set aside as a fund to cover repairs renovations replacements and maintenance of the Building and the plant machinery and equipment therein including escalators lifts and air-conditioning plant and the depreciation and any replacement thereof.

Deposit 3.     (1)   The Lessee shall pay on or before the signing of this Lease or on the date when possession of the Premises is delivered to the Lessee, whichever is the earlier and maintain throughout the Term, a sum equivalent to THREE (3) MONTHS'
                     RENT AND SERVICE CHARGE (hereinafter called "the deposit") which shall be held by the Lessor as security for the due observance and performance by the Lessee of all and singular the several covenants conditions stipulations and agreements on the part of the Lessee herein contained,


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              (2)    if the Lessee shall at any time fail to observe or perform any of his obligations and agreements herein contained, the Lessor may, at its option, appropriate and apply all or any part of the deposit to compensate the Lessor for its loss or damage or provide for any contingent liability incurred by the Lessor arising from the breach of any of the obligations and agreements on the part of the Lessee to be observed and performed.

              (3) Any appropriation by the Lessor of the deposit in terms of sub-clause (2) of this Clause shall not be deemed to be a waiver by the Lessor of any non-payment non-observance or non-performance on the part of the Lessee and shall not preclude the Lessor from exercising any of its other rights and remedies.

              (4) In the event the Lessor appropriates or applies the deposit in terms of sub-clause (2) of this Clause, the Lessee shall immediately pay to the Lessor a sufficient amount to restore the deposit to the amount equivalent to three (3) months' rent and service charge.

              (5) In the event the service charge shall be increased by the Lessor upon revision under Clause 2 hereof the Lessee shall pay to the Lessor the difference between the equivalent of three (3) months' service charge so increased and the equivalent of the original three (3) months' service charge as additional security.

              (6) The Lessee shall not be entitled to off-set any rent and service charge due hereunder against all or any part of the deposit.

              (7) The deposit shall be refunded to the Lessee (free of interest) within fourteen (14) days after the expiry or sooner determination n of the Term subject to any deduction for any breach or non-observance of the covenants and conditions on the part of the Lessee to be observed and performed herein contained.


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Fitting Out   (1)    The Lessee will carry out and complete the Lessee's fitting
3A. out works during the period commencing on THE IST NOVEMBER 1999 (or such later date as the Lessor may notify the Lessee) and ending on the 30TH DAY OF APRIL 2000 (hereinafter called "fitting out period").

              (2) The Lessee will be bound by and Will comply with the provisions relating to the Lessee's fitting out works set out in the Second Schedule hereto.

              (3) The Lessee will pay to the Lessor on demand the cost of making good any damage to the Premises or the Building or any part thereof caused by the Lessee his servant Agent or contractor,

              (4) The Lessee will be liable for and shall indemnify the Lessor against any expense, liability, loss, claim or proceedings in respect of personal injury to or death to any persons whomsoever or any damage or destruction whatsoever to any property real or personal (including any damage to the Building or any part thereof arising out of or in connection with the Lessee's fitting out works.

Lessee's    4.      The Lessee hereby covenants with the Lessor as follows:
covenants

Rent         (1)    To pay the rent and service charge hereby reserved
and service         on the days and in the manner aforesaid without any
charge              deduction or demand whatsoever.

Deposit      (2)    To pay the deposit in accordance with Clause 3 hereof

Increase     (3)    Upon the renewal of the Term in accordance with Clause 5(12)
In property         herein, to pay as and when required by the Lessor the
                    additional sum in respect of property tax or other imposition of a like nature by


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                     whatever name called that may be levied and imposed upon or in respect of or apportioned or attributable to the Premises over and above the amount of such property tax or other imposition of a like nature by whatever name called levied and imposed as at the commencement date of the further term. In the event of the Building and/or the Premises not having been assessed for property tax purposes at the commencement date of the further term, to pay as and when required by the Lessor such additional sum in respect of property tax or other impositions of a like nature by whatever name called that may be levied and imposed upon or in respect of or apportioned or attributable to the Premises by reason of the annual value (as determined by the Chief Assessor of the Property Tax Division, Inland Revenue Department, Government of Singapore) of or attributable to the Premises exceeding the amount of the annual rent of the Premises payable under this Lease,

Utilities    (4)     To pay or reimburse the Lessor for all charges including
                     any taxes now or in the future imposed in respect of water, gas, electricity, and any other service supplied and separately metered to the Premises which shall be charged by the Public Utilities Board or other appropriate authority corporation or body to the Lessee, and in the event of such water gas electricity or other services not being supplied and metered separately to the Premises to pay or reimburse the Lessor a proportionate part of the costs thereof, such costs to be calculated by the Lessor and notified to the Lessee and a statement from the Lessor to the Lessee of such costs and the apportionment thereof shall be accepted by the Lessee as final and binding. In the event of the Public Utilities Board or other appropriate authority corporation or body responsible for the supply of electricity gas water and any other service supplied and used in the Building increasing the charges therefor, to pay or reimburse the Lessor a proportionate


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                     part of such increase in charges, such increase in charges to be calculated by the Lessor and notified to the Lessee and a statement from the Lessor to the Lessee of such increase shall be accepted by the Lessee as final and binding.

Telephones   (5)     To install at the Lessee's own cost and expenses all
and                  telephones and other telecommunication facilities (as the
telecommu-           Lessee may require) in such a manner that the wires shall
nication             not run across the floor or ceiling or along the walls of
facilities           the Premises so as to be visible in the Premises but shall be concealed and if running along the floor shall be concealed in the respective ducts in the underfloor trunking provided BY the Lessor for the purpose and all such works shall be carried out by workmen of or engaged by the Telecommunication Authority of Singapore or such other appropriate authority corporation or, body or in the absence of such workmen, by a contractor nominated by the Lessor.


              (6) Before the Lessee applies to the Telecommunication Authority of Singapore or other appropriate authority corporation. OR BODY for the installation of telephones and/or other telecommunication facilities, to submit for the approval of the Lessor a plan showing Where the telephones or other telecommunication facilities are to be installed, and if any extra underfloor trunking and/or accessories are required by the Lessee other than those already provided by the Lessor, to bear the costs of the installation of such extra underfloor trunking and/or accessories.

              (7) Not to install within the ducts intended for the carriage of telephone wires any wire other than those installed by the Telecommunication Authority of Singapore or other appropriate authority corporation or body.

Internal      (8)    Not without the prior written consent of the Lessor to
fittings             carry out within the Premises all or any of the following
                     works:-


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                     (a)    partitioning within the Premises;

                     (b) installation of all necessary electrical wiring conduits etc. for additional power points light fittings and all other ceiling fixtures and fittings apart from those standard fixtures and fittings supplied and installed by the Lessor;

                     (c)    all mechanical works of any kind whatsoever;

                     (d) provision of carpets, tiles (vinyl or otherwise) and other floor covering or finishes of whatever kind;

                     (e) installation of water and other pipes apparatus equipment appliances fittings fixtures and all plumbing;

                     (f) marking painting drilling or defacing any walls ceilings partitions floors wood glass or other parts of the Premises; and

                     (g) all alteration works relating to the existing ceiling fixtures and fittings for lighting air-conditioning and fire protection devices originally supplied and installed by the Lessor.

Installa-      (9)   To use for carrying out the above installations
tions and            partitioning and other works approved by the Lessor
partitions           materials of such standard as to type quality colour
                     and size as the Lessor its architect engineer or other consultant shall approve and cause such installations partitioning and other works to be carried out in the Premises in accordance with plans and specifications that shall have received the prior written approval of the Lessor its architect engineer or other consultant and the relevant government and/or statutory authorities.



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              (10)   Not to effect the abovementioned installations partitioning and other works except :

                     (a) in the case of any re-alignment or adjustment OF the raised flooring of the Premises or any electrical plumbing or air-conditioning works or installations, including Pipes, by a contractor nominated or approved by the Lessor and appointed by the Lessee at the Lessee's own cost and expense; in all other cases by a contractor appointed by the Lessee at the Lessee's own cost and expense and approved by the Lessor;

                     (c) in every case, in accordance with approved plans and specifications and under the supervision of an architect engineer or other consultant appointed by the Lessor.

              (11) To pay or reimburse the Lessor on demand the fees of any architect engineer or other consultant employed by the Lessor for the purpose of considering approving and supervising the plans specifications materials and all works carried out by the Lessee and all other costs charges and expenses incurred by the Lessor in connection therewith.

Alteration    (12)   Not to make or permit or suffer to be made any alteration
and                  in or addition to the Premises or any part thereof or the
additions            Lessors fixtures fittings and decorations therein, and in
                     particular not to make or permit or suffer to be made any such alterations or additions that will prevent the FULL and unrestricted use and benefit of the air-conditioning system to other parts of the Building, without having first obtained the written licence and consent of the Lessor
                     (which licence and consent may be given subject to such conditions as the Lessor may think fit, including the payment by the Lessee of an amount to be determined by the Lessor as security for the due performance by the Lessee of his


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                     obligation to remove such alterations and additions so as
                     to restore the Premises to their original state and condition hereinafter mentioned), and in the event of such licence and consent being given, to carry out at the Lessee's own cost and expense such alterations or additions with such materials and in such manner and at such time as shall be designated by the Lessor and in compliance with any other condition as may be imposed by the Lessor for such licence and consent, and upon the determination of the Term, if requested by the Lessor, to remove all such alterations in or additions to the Premises whether or not constructed by the Lessee so as to restore the Premises to their original state and condition at the Lessee's own cost and expense.

Other       (13)     Not without the prior written consent of the Lessor install
cooling              or use air-conditioning or cooling units or other methods
methods              of cooling except the air-conditioning system provided by
                     the Lessor.

Tenantable  (14)     To keep the interior of the Premises including the flooring
repair               and interior plaster or other surface material or rendering on wall and ceilings and the Lessors fixtures therein including doors windows glass locks fastenings electric wires and installations and fittings for light power and air-conditioning in a clean and good state of tenantable repair and condition (fair wear and tear excepted) and to make good to the satisfaction of the Lessor any damage or breakage caused to any part of the Premises or to the Lessor's fixtures and fittings therein.

Cleaning    (15)     The Lessee shall keep the Lessor informed of the
                     particulars of cleaners employed by the Lessee for the purpose of the cleaning of the Premises and the Lessee shall be responsible and liable for any misconduct or negligent act or default of the cleaning contractor and any cleaner so employed by the Lessee for the purpose of the cleaning of the Premises.



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Access      (16)    To allow the person or persons for the time being having the
for                 contract for the cleaning of the Building and his or their
cleaning            servants workmen employees agents contractors and
                    subcontractors free ingress to and egress from the Premises for the purpose of cleaning the exterior of the windows during business hours.

Notice of   (17)    Forthwith to give notice to the Lessor or its building
damage or           supervisor of any damage the Premises and of any accident to
defects             or defect in the Pipes or any other fittings fixtures or
                    other facility provided by the Lessor.

Access to   (18)    To permit the Lessor and its duly authorised agents with
Premises            or without workmen and others and with and without
                    appliances at all reasonable times to enter upon the Premises to examine the state and condition thereof and to do such works and things as may be required for any repair alteration or improvement to the Premises or any other part or parts of the Building and forthwith to repair and mend in a proper and workmanlike manner any defect for which the Lessee is liable and of which written notice shall be given to the Lessee or left on the Premises and to pay the Lessor's costs of inspection or otherwise in respect of the preparation of any such notice and if the Lessee shall not within fourteen (14) days after the service of such notice proceed diligently with the execution of such works, then the Lessor may enter upon the Premises and execute such repair or works and the costs thereof shall be a debt due from the Lessee to the Lessor and recoverable forthwith as such.

Raised      (19)    To permit the Lessor and its duly authorised agents and
flooring            nominated contractor with or without workmen and others and with or without appliances at all reasonable times to enter upon the Premises to examine the level state and condition of the raised flooring and where re-alignment adjustment or other works is required to be carried out to the raised flooring of which written notice shall be given to the Lessee or left on the Premises to employ the contractor nominated by the Lessor to carry out such re-alignment adjustment or other works at the Lessee's expense and to pay the Lessor's costs of inspection or otherwise in respect of the preparation of any such notice and if the Lessee shall not within fourteen (14) days after the service of such notice employ the contractor nominated by the Lessor to execute such re-alignment adjustment or other works, then the Lessor and its nominated contractor with or without their workmen and appliances may enter upon the Premises and execute such re-alignment adjustment and other works and the costs thereof shall be a debt due from the Lessee to the Lessor and recoverable forthwith as such.

Permitted    (20)    At all times to use and occupy the Premises strictly as and
use                  for offices in connection with the business of the Lessee.

Dangerous    (21)    Not to store or bring upon the Premises or any part
goods and            thereof or upon the Building or the land on which it is
unlawful             erected any goods or thing which in the opinion of the
storage              Lessor are of an obnoxious dangerous or hazardous nature or any explosive or combustible substance and not to place or leave in the Common Area or any part thereof any box or rubbish or otherwise encumber the same.

Unlawful     (22)    Not to use the Premises or any part thereof for any
immoral use          unlawful or immoral purpose and not to do or permit or
or nuisance          suffer to be done any act or thing which may be or become a nuisance to or give cause for reasonable complaint from the occupiers of adjoining premises or of other parts of the Building or of neighbouring buildings.

Infectious   (23)    In the event of any infectious illness occurring in the
Illness              Premises forthwith to give notice thereof to the Lessor and to the proper public authorities and at the expense of the Lessee to thoroughly fumigate and disinfect the Premises to the satisfaction of the Lessor and such public authorities and otherwise comply with their reasonable and lawful requirements in regard to the same.

Food and     (24)    Not without the prior written consent of the Lessor to
drinks               permit the vendors of food and drink or the servants or
                     agents of such vendors to bring to or onto the Premises or any part thereof or onto the Building or any part thereof food or drink for consumption by the occupiers or others in the Premises save and except in the case of the contractor or contractors who has or have been given the eight by the Lessor to provide food and drink service for the occupiers of the Building.

Cooking      (25)    Save for storage of foods in a fridge or heating of food
                     using microwave, not to permit or suffer cooking or preparation or storage of food and drink on the Premises or any part thereof nor to permit or suffer anyone to sleep or reside therein.

Obstruction  (26)    Not to cover or obstruct or permit or suffer to be covered
of windows           or obstructed in any manner or by any article or thing
etc.                 (other than blinds approved of by the Lessor) the windows
                     skylights or ventilation shafts or air-inlets or outlets which reflect or admit light or enable air to flow into or out of the Premises.

Obstruction  (27)    Not to obstruct in any manner howsoever the Common Area
of way               including the entrances exits driveways and footways of and leading to the Building and/or the land on which it is erected and to keep all internal and external parts of the Building and the land clear and free of all obstruction at all times.

Auction      (28)    Not to permit or suffer to be carried on any auction sale
Sale                 upon the Premises or any part of the Building,

Use of       (29)    Not to place or take into the passenger lifts any baggage
lifts                furniture parcels sacks bags heavy articles or other goods or other merchandise without the prior approval of the Lessor save only such light articles as brief-cases attache cases and handbags,

Machinery    (30)    Not to bring or permit or suffer to be brought onto the
                     Premises or any part of the Building used in common with the Lessor and other lessees any machines or machinery save and except typewriters and such other auxiliary office equipment as are required for the purpose of the Lessee's office and not at any time to load or permit or suffer to be loaded on any part of the floors of the Building or the Premises to a weight greater than 4 kN per square metre and shall when required by the Lessor distribute the load on any part of the floor of the Premises in accordance with the directions and requirements of the Lessor and in the interpretation and application of the provisions of this clause relating to loading the decision of the Lessor shall be final and binding on the Lessee. Before any machine machinery safe equipment or goods is moved into or out of the Premises, to give to the Lessor due notice thereof and the moving of the same must be done under the supervision of a person nominated by the Lessor and at a time approved by the Lessor and at no other time and the Lessor may direct the routing installation and location of all such machine machinery safe equipment and goods and the Lessee shall observe and comply with all such directions.

Signs        (31)    Not to affix paint or otherwise exhibit or permit or suffer to be affixed painted or otherwise exhibited to or upon any part or on the exterior of the Premises or on windows or doors thereof or in or about any part of the Building without the prior written consent of the Lessor any sign light embellishment advertisement name notice or banner whatsoever save and except the Lessee's nameplate or signboard of a size and form as shall be approved in writing by the Lessor, such consent not to be unreasonably withheld, The costs for making such nameplate or signboard shall be borne by the Lessee and placed at a spot to be indicated by the Lessor.

Unsightly    (32)    To keep the windows of the Premises closed at all times and
objects              not to erect or install any sign device furnishing ornament or object;

                     which, in the opinion of the Lessor, will impair spoil or detract from the architectural form or style or the general appearance of the Building or the Common Area generally,

Curtains     (33)    To install and maintain at his own cost and expense at all times curtains or blinds of the type quality and colour approved by the Lessor for all the windows at the Premises.

Radio,       (34)    Not without the consent in writing of the Lessor to erect
Television           or place upon within or without the Premises any radio or
Aerials              television aerial or antenna or any loudspeaker screen or
                     similar device or equipment and not without the like consent to use or permit to be used any radio gramophone television or other like media or equipment likely to be heard or seen from outside the Premises Provided however that any consent so given as aforesaid may at any time be withdrawn where the Lessor so determines having regard to the interests of the Building as a whole and/or the rights or interests of other lessees occupiers or persons lawfully therein.

Subletting   (35)    Not to assign underlet or otherwise part with or share the
and                  actual or legal possession or the use of the Premises or
assignment           any part thereof for any term whatsoever without the prior written consent of the Lessor. Where the Lessee is a corporation, any form of re-construction, re-organisation, amalgamation, takeover or change in any of the shareholders of the Lessee or any scheme of arrangement or compromise or any other scheme affecting the existing constitution or structure of shareholdings of the Lessee shall be deemed to be an assignment within the meaning of this sub-clause.

Avoidance    (36)    Not to do or permit or suffer to be done anything whereby
of policy            the policy or policies of insurance on the Building or any
and                  part thereof against loss or damage by fire or other risks
increase of          for the time being subsisting may become premiavoid or
                     voidable or whereby the rate of premium thereof may be increased and to make good all damage suffered by the Lessor and to repay to the Lessor all sums paid by the Lessor by way of increased premia and all expenses incurred by the Lessor in or about any renewal of such policy or policies rendered necessary by a breach or non-observance of this covenant.

Indemnity    (37)    To indemnify and keep indemnified the Lessor from and
                     against -

                     (a) all claims demands writs -summonses actions suits proceedings judgments orders decrees damages costs losses and expenses of any nature whatsoever which the Lessor may suffer or incur in connection with loss of life personal injury and/or damage to property arising from or out of any occurrence in upon or at the Premises or the use of the Premises or any part thereof by the Lessee or by any of the Lessee's employees independent contractors agents invitees or licensees:

                     (b) all loss and damage to the Premises the Building and to all property therein caused directly or indirectly by the Lessee or the Lessee's employees independent contractors agents invitees or licensees and in particular but without limiting the generality of the foregoing caused directly or indirectly by the use or misuse waste or abuse of water gas or electricity or faulty fittings or fixtures of the Lessee.

Lessee's     (38)    At all times during the Term and during any period of
insurance            holding over to keep current -

                     (a) an adequate public liability insurance policy which shall be taken out with an insurance company approved by the Lessor in respect of the Premises;

                     (b) an adequate insurance policy which shall be taken out with an insurance company as aforesaid on internal partitions and all goods belonging to or held in trust by the Lessee in the Premises against loss or damage by fire;

                     (c) an adequate insurance policy which shall be taken out with an insurance company as aforesaid in respect of all glass windows doors and walls in or on the Premises in such amount not less than the full insurable value against such risks as the Lessor may require;

                     and to produce to the Lessor on demand the policies referred to above as well as the receipts for payment of premia in respect thereof,

Compliance    (39)   At all times during the Term to promptly comply with and at
with                 the Lessee's cost and expense all such requirements as may
statutes             be imposed on the occupier of the Premises by any statute
                     now or hereafter in force and any order rule regulation requirement and notice thereunder.

[information  (40)   Should the Lessee receive any notice from government or any
to Landlord          statutory public or municipal authority with respect to the
                     Premises, to give notice thereof forthwith in writing to the Lessor.

Rules and     (41)   To observe and perform and to cause all his employees
regulations          independent contractors agents invitees or licensees to
                     observe and comply with all rules and regulations contained in the Third Schedule hereto or as may be varied amended or added to by the Lessor from time to time under Clause 6(5) hereof.

Yielding up   (42)   At the expiry or sooner determination of the Term, to yield up the Premises with the fixtures (other than the Lessee's fixtures as shall belong to the Lessee and such other fixtures as shall be required by the Lessor to be removed) in good and tenantable repair and condition (fair wear and tear excepted) to the Lessor together with all the keys to the Premises and all doors therein, and if so required by the Lessor, to remove all signs names notices internal partitions fixtures and installations of the Lessee or any of them as are specified by the Lessor from the Premises and reinstate the Premises, including all air-conditioning installations, to their original state as at the Commencement Date to the satisfaction of the Lessor, and where the approval OF any government or statutory authority is required for such removal or reinstatement, to procure the same.

Removal       (43)   To carry out the removal and/or reinstatement mentioned
and                  in sub-clause (42) of this Clause -
reinstatement

                     (a) in the case of any electrical plumbing or air-conditioning works or installations, by a nominated contractor of the Lessor appointed by the Lessee;

                     (b) in all other cases, by a contractor appointed by the Lessee and approved by the Lessor under the supervision of the Lessors architect engineer and other consultant and to pay for all costs fees and expenses OF such architect engineer and other consultant and to make good all damages done to the Premises by such removal or reinstatement on or prior to the expiry of the Term and if the Lessee shall fail to do so the Lessor may make good all such damages and the costs incurred by the Lessor in making good such damage shall be paid by the Lessee to the Lessor within seven (7) days of the Lessor notifying the Lessee of the amount thereof.

Redecoration  (44)   To redecorate the Premises to the satisfaction of the
                     Lessor immediately prior to the expiry or sooner determination of the Term. For the purposes of this sub-clause, "redecorate" and "redecoration" shall include the washing of the whole of the interior of the Premises, the repainting with two coats of oil paint or emulsion paint or other appropriate treatment of all of the internal parts of the Premises previously so treated and also the replacing of all ceiling boards and floor tiles which in the opinion of the Lessor are worn out or damaged and in need of replacement.

              (45) If the Lessee shall fail to carry out the removal and reinstatement mentioned in sub-clauses (42) and (43) of this Clause and the redecoration mentioned in sub-clause
                     (44) of this Clause, to pay or reimburse the Lessor the costs of such removal reinstatement and/or redecoration carried out by the Lessor together with such other amounts which the Lessor would have been entitled to receive from the Lessee had the Premises been held over by the Lessee after expiry or sooner determination of the Term without the consent of the Lessor for the period within which such removal reinstatement and/or redecoration is effected by the Lessor.

Legal Costs   (46)   To pay all legal costs (including the Lessor's solicitors'
                     charges on a solicitor and client basis) stamp duty and all other disbursements and out-of-pocket expenses incurred in the preparation and completion of this Lease, and in connection with any assignment sub-letting or termination thereof otherwise than by effluxion of time or with any claim or legal proceedings which may be brought by the Lessor against the Lessee in connection with or arising out of this Lease.

Goods and     (47)   The Lessee shall pay to the Lessor any goods and services
Services Tax         tax or other imposition of a like nature by whatever name
                     called that may be levied or imposed for any goods or services supplied under or in connection with this Lease.

Lessor's     5.      The Lessor hereby covenants with the Lessee as follows-
covenants
                     (1)    To provide, subject to Clause 6(11) hereof-

Air-           (a)   air-conditioning services during the hours of 8.00 a.m,
conditioning         to 6.00 p.m. on weekdays and 8.00 a.m. toll.00 p.m. on
                     Saturdays (except on public holidays) PROVIDED ALWAYS that such services may at the request of the Lessee be extended by the Lessor (but without any obligation so to do) beyond the hours hereinbefore mentioned on such terms as the Lessor may stipulate, including the payment by the Lessee of additional charges for such additional air-conditioning services;

Lifts          (b)   lift services available for use by the Lessee and the
                     Lessee's employees and visitors between the hours of 8.00 a.m. to 6.00 p.m. on weekdays and 8.00 a.m. to 1.00 p.m. on Saturdays (except on public holidays) and at least one (1) passenger lift and one (1) service lift available for use by the Lessee on a twenty-four (24) hours basis;

Electricity    (c)   electricity for the lighting of the passageways staircases toilets and other common parts of the Building;

Water          (d)   water for the toilets in the Building; and

Car Parking    (e)   SIX (6) CAR PARKING LOTS for use by the Lessee and the
                     their employees agents and invitees.

 .Taxes         (2)   Subject to Clause 5(3) HEREOF to pay all present and
                     future rates taxes assessments and outgoings imposed upon or in respect of the Building or any part thereof save and except those herein agreed to be paid by the Lessee.

Insurance      (3)   To insure and keep insured the Building (excluding fittings and fixtures installed by the Lessee) against damage by fire or such other risks as the Lessor may deem fit and adequate.

Quiet          (4)   That the Lessee paying the rent and service charge hereby
enjoyment            reserved and performing and observing the several covenants herein contained and on his part to be observed and performed shall peaceably hold and enjoy the Premises without any interruption from the Lessor or any person claiming under or in trust for it,

              6. PROVIDED ALWAYS AND IT IS HEREBY AGREED AND DECLARED as follows:-

 Determina-    (1)   If the rent and/or the service charge hereby reserved or
 tion                any part thereof shall at any time be unpaid for fourteen
                     (14) days after the same shall have become due (whether formally demanded or not) or if any covenant on the Lessee's part herein contained shall not be observed or performed or if the Lessee being a company shall go into liquidation whether voluntary (save for the purpose of amalgamation or re-construction) or compulsorily or a receiver shall be appointed of its undertaking property or assets or shall be placed under the judicial management of a judicial manager or being an individual shall have a receiving order or an adjudication order made against him or if the Lessee shall make any arrangement or composition with creditors or if any execution or attachment shall be levied upon or issued against any of the property or assets of the Lessee and shall not be paid off or discharged within seven (7) days thereof, then and in any one of the said cases it shall be lawful for the

                     Lessor at any time thereafter to forfeit the deposit or any part thereof as the Lessor may in its absolute discretion determine to compensate the Lessor for its loss or damage and to re-enter upon the Premises or any part thereof in the name of the whole and thereupon the Term shall forthwith and absolutely cease and determine but without prejudice to the right of action of the Lessor in respect of any rent and/or service charge or of any antecedent breach of the Lessee's covenants herein contained.

Interest on   (2)    In addition and without prejudice to any other right power
arrears              or remedy of the Landlord if the rent and/or service charge hereby reserved or any part thereof shall at any time remain unpaid on its due date (whether formally demanded or not) then the Lessee shall pay to the Lessor interest thereon at two per cent (2%) per annum above the current prime lending rate for advances for the time being prescribed by a leading bank in Singapore selected by the Lessor. The Lessor shall be entitled to recover such interest from the Lessee as if such interest were rent in arrears.

Landlord's    (3)    Notwithstanding anything herein contained if this Lease
Rights               shall come to an end whether by effluxion of time or
Against              otherwise if the Lessee shall fall to remove all
Lessee's             his goods (which expression where hereinafter used
Goods                shall include personal property of every description)
                     from the Premises forthwith or if the Lessee shall abandon the Premises or the Lessee shall be deemed to have abandoned the Premises and terminated this Lease unilaterally then and in any of the said cases it shall be lawful for the Lessor to sell or otherwise dispose of the goods of the Lessee in the Premises at such time or times and at such price or prices as the Lessor shall think fit and v%4thout prejudice to the other rights and remedies of the Lessor, the Lessor shall after payment out of the proceeds of sale the costs and expenses connected with the said sale apply the net proceeds of sale towards payment of all arrears of rent and the interest thereon and all other sums of money due and payable by the Lessee to the Lessor under this Lease and the balance (if any) shall be paid over to the Lessee.

Weights and   (4)    The Lessor shall have the power to prescribe the weight and
measures             proper position of all iron or steel safes and other heavy machinery and equipment furniture articles or goods whatsoever in the Premises and any or all damages caused to the Building or any part thereof by the Lessee or anyone on his behalf by taking or moving out any safe machinery equipment furniture goods or other articles during the time such are in the Building shall be made good by the Lessee, or if made good by the Lessor, at the expense of the Lessee-

Rules and     (5)    The Lessor shall have the right at any time and from time
regulations          to time to add to amend cancel or suspend rules and
                     regulations contained in the Third Schedule as in the judgment of the Lessor may from time to time be required for the management security care or cleanliness of the Building or for the preservation of good order therein or for the convenience of lessees and other occupiers and all such rules and regulations shall bind the Lessee upon and from the date on which notice in writing thereof is given to him by the Lessor. if there shall be inconsistency between the provisions of this Lease and the provisions of such rules and regulations then the provisions of this Lease shall prevail unless otherwise expressly stated.

Untenant-     (6)    That if the Premises or any part thereof shall be damaged
ability              or destroyed by fire flood lightning storm tempest or other cause s o as to render the Premises substantially unfit for occupation and use (except where such damage or destruction has been caused by the act or default of the Lessee his servant independent contractor agent visitor invitee or licensee) -

                     (a) the rent and service charge hereby covenanted to be paid or a fair and just proportion thereof according to the nature and extent of the damage sustained shall be suspended until the Premises shall again be rendered fit for occupation and use, and any dispute concerning this clause shall be determined by a single arbitrator in accordance with the Arbitration Act (Cap. 10) or any statutory modification or re-enactment thereof for the time being in force;

                     (b) where the Lessor in its absolute discretion shall decide that the Building or the Premises are so badly damaged that the rebuilding or reconstruction thereof in its previous form will be impracticable or undesirable, the Lessor may within ninety (90) days after such damage or destruction has been sustained give notice to the Lessee in writing to terminate the Lease and upon such notice being given, this Lease shall terminate and the Lessee shall (if still in occupation) vacate the Premises without compensation from the Lessor but such termination as aforesaid shall be without prejudice to the rights of the Lessor in respect of any antecedent breach by the Lessee of any of its covenants herein contained;

              PROVIDED ALWAYS that nothing herein contained shall be deemed to impose any obligation upon the Lessor to rebuild or reinstate or make fit for occupation the Premises.

Refusal of    (7)    Notwithstanding anything herein contained, the Lessor shall
access               have the right at all times to refuse access to the
                     Building or otherwise control such access in respect of any person whose presence in the Building might in the judgment of the Lessor be prejudicial to the safety character reputation and interest of the Building and its lessees or occupiers.

Waiver of     (8)    No condoning excusing or overlooking by the Lessor of any
covenant             default breach or non-observance or non-performance by the
                     Lessee at any time or times of any of the Lessee's obligations herein contained shall operate as a waiver of the Lessor's obligations hereunder in respect of any continuing or subsequent default breach or non-observance or non-performance or so as to defeat or affect in any way the rights of the Lessor herein in respect of any such continuing or subsequent default breach or non-observance or non-performance and no waiver by the Lessor shall be inferred from or implied by anything done or admitted by the Lessor unless expressed in writing and signed by the Lessor, Any consent given by the Lessor shall operate as a consent only for the particular matter to which it relates and shall in no way operate as a waiver or release of any of the provisions hereof, nor shall it be construed as dispensing with the necessity of obtaining the specific written consent of the Lessor in future, unless expressly so extended.

Landlord not  (9)    The Lessor shall not be liable or in any way responsible to
liable for           the Lessee or any of the Lessee's employees independent
damages              contractors agents invitees or licensees or to any other
                     person for any injury loss or damage WHICH may be suffered or sustained to any property or by any person in the Building or on the land it is erected on howsoever occurring.

Service of    (10)   Any notice or other document or writing required to be
notice               served delivered or given under this Lease to the Lessee
                     shall be deemed sufficiently served if sent by registered post to or left at the Premises and any notice or other document or writing required to be served delivered or given under this Lease to the Lessor shall be deemed sufficiently served if sent BY registered post to or left at the registered office of the Lessor. A notice by one party to the other party shall be deemed to be received by the other party within forty-eight (48) hours of posting.

No claim by   (11)   Notwithstanding anything herein contained the Lessor shall
Lessee               not be liable to the Lessee, nor shall the Lessee have any claim against the Lessor in respect of -

                     (a) any interruption in any of the services hereinbefore mentioned by reason of necessary repair replacement or maintenance of any installation or apparatus or any part thereof or damage thereto or destruction thereof by fire water riot act of God or other cause beyond the Lessors control or by reason of mechanical or other defect or breakdown or other inclement condition or shortage of manpower fuel materials electricity or water or by reason of labour dispute;

                     (b) any act omission default misconduct or negligence of any porter attendant or other servant or employee independent contractor or agent of the Lessor in or about the performance or purported performance of any duty relating to the provision of any of the services supplied by the Lessor to lessees and occupiers of the Building:

                     (c) any damage injury or loss arising out of the leakage from the piping wiring and sprinkler system in the Building and or the structure of the Building.

Option to    (12)    The Lessor shall at the written request of the Lessee made
renew                not less than six (6) months before the expiration of the
                     Term and if there shall not at the time of such request be any existing breach or non-observance of any of the covenants and conditions on the part of the Lessee to be observed and performed herein contained and at the Lessee's expense grant to the Lessee a lease for a further term of ONE (1) YEAR for the Premises on the same terms and conditions as herein contained save for this option to renew clause and at such rent to be determined in accordance with the then prevailing market rental.

Notice of    (13)    In the event of the Lessee failing to sign the new lease
vacancy              with the Lessor for the aforesaid further term by the date not later than three (3) months prior to the expiry of the Term, the Lessor shall be entitled to exhibit outside the Premises or on the doors thereof a notice stating that the Premises are to be VaC2nt and for letting and the Lessee shall permit all prospective lessees or purchasers of the Premises accompanied by a representative of the Lessor free ingress to and egress from the Premises for the purpose of viewing the Premises.

Early        (13A)   Twenty-Four (24) months after the Commencement Date, the
Termination          Lessee may terminate the Agreement on giving the Lessor not less than six (6) months' written notice or six (6) months' rental and service charge in lieu of such written notice and in such an event, the Deposit paid hereunder shall be refunded in accordance with Clause 3(7) hereof. For the avoidance of doubt, this Clause 13A shall only be applicable twenty-four (24) months after the Commencement
                     Date.

Change of    (14)    The Lessor shall have the right at any time Without the
location of          same constituting an actual or constructive eviction of the
entrances etc        Lessee, and without incurring any liability to the Lessee
                     therefor, to change the arrangement and/or location of entrances passageways doors doorways partitions landings staircases lobbies lifts toilets and other public parts of the Building or any of the services or any apparatus serving the Building and to change the name number or designation by which the Building is known.

No liability (15)    The Lessor shall not be under any liability whatsoever
for injury           to the Lessee or to any person whomsoever in respect of any
or damage            injury or damage to any property or sustained by the Lessee or such other persons as aforesaid, caused by or through or in any way owing to the overflow of water from any offices or premises in the Building whatsoever except where the said overflow of water is caused by the gross negligence of the Lessor.

No rights on (16)    Nothing herein contained shall confer on the Lessee any
Tenant to            right to enforce any covenant or agreement relating to
enforce              other portions of the Building demised by the Lessor or
amendments           limit or affect the right of the Lessor in respect of any
-relating to         such other premises to deal with the same and impose and
other portions       vary such terms and conditions in respect thereof in any
of Buildings         manner as the Lessor may think fit.

Marginal     (17)    The marginal notes appearing in this Agreement are inserted
Notes                only as a matter of convenience and in no way define limit construe or describe the scope or intent of the sections or clauses of this Lease, nor in any way affect this Lease.

Condition    (18)    The Lessee acknowledges and declares that no promise
of the               representation warranty or undertaking has been given by or
Premises             on behalf of the Lessor in respect of the suitability of
                     the Premises or the Building for any business to be carried on therein or to the fittings finishes facilities and amenities of the Premises or the Building or as to other businesses to be carried on in the Building otherwise than in the Lease contained.

Interpreta-  (19)    In the interpretation of this Lease except to the extent
tion                 that such interpretation shall be excluded by or be
                     repugnant to the context when used herein -

                     (a) "Common Area" means those parts areas premises and facilities of and in the Building or the land on which it is erected which are not leased or intended to be leased by the Lessor to the Lessee or to any other lessee and which are now or hereafter provided by the Lessor for the common use by lessees of premises in the Building and their respective employees inviteas and licensees in common with the Lessor and all other persons having the like right to use the same (including but without limiting the generality of the foregoing all roads walls carparks walkways pavements passages entrances courts halls toilets stairways escalators elevators and gardens and such other areas amenities grounds and conveniences from time to time provided prescribed or made available by the Lessor for the common or general use or benefit of lessees employees invitees and licensees as aforesaid and all other persons having the like (right);

                     (b) "Dollars" means Singapore Dollars and the sign 'T' shall have the corresponding meaning;

                     (c) "the Lessee" shall include, if the Lessee is an individual, his personal representative and permitted assigns, or if the Lessee is 2 company, its permitted assigns and successor in title;

                     (d) "the Lessor" shall include the successors and assigns of the Lessor;

                     (e)    "month" means a calendar month;

                     (f)    "person" shall include a corporation;

                     (g) "Pipes" means all pipes sewers drains gutters watercourses flues mains ducts conduits wires and all other conducting media and any other ancillary apparatus;

                     (h) words importing the singular or plural number shall be deemed to include the plural or singular number respectively and words importing the masculine gender only shall include the feminine or neuter gender and vice versa as the case may be; and

                     (j) where two or more persons are included in the term "the Lessee", all covenants agreements terms conditions and restrictions shall be binding on them jointly and each of them severally and shall also be binding on their personal representatives and permitted assigns respectively jointly and severally.

       AS WITNESS the hands of the parties hereto the day and year first above written.

                      THE-FIRST SCHEDULE ABOVE REFERRED TO

                                   (Clause 1)

All that the premises on the 17TH STOREY (UNIT #117-011T04) of the Building being the area more particularly delineated and hatched red on the plan annexed hereto and estimated to contain an area of 4,478 square feet or thereabouts.

                       THE SECOND SCHEDULE ABOVE REFERRF-D

                PROVISIONS RELATING TO LE~EE~'S FITTING OUT-WORKS

                                 (Clause 3A(2))

1 The Lessee will at the Lessee's own cost and expense prepare and submit to the Lessor for approval the plans and specifications of the Lessee's fitting out works and the Lessee's proposed schedule for carrying out the Lessee's fitting out works ("fitting out schedule") before any fitting out work is carried out.

2. The Lessee will at the Lessee's own cost and expense apply for and obtain the necessary approvals from the relevant authorities for the Lessee's fitting out works.

3. The Lessee will hot commence the Lessee's fitting out works unless the approvals of the Lessor and the relevant authorities have been obtained.

4. Prior to the commencement of the Lessee's fitting out works, the Lessee shall:-

       (a) effect and maintain a public risk insurance and workmen's compensation insurance and shall produce proof thereof to the Lessor on request; and

       (b) pay to the Lessor a cash renovation deposit of DOLLARS FIVE THOUSAND ONLY $5,000.00) as security for the due performance and completion of the Lessee's fitting out works and such other works as may be prescribed y the Lessor including the removal of waste and debris. The said deposit shall be refunded to the Lessee without interest within one (1) month from the satisfactory completion of the Lessee's fitting out works and the said other works.

5. The Lessee will comply with the Fitting Out Manual for Alexandra Point, including any amendments, variations or additions to such Manual, and observe the instructions of the Lessor, its consultants and its contractors.

6. The Lessee will ensure that the Lessee's fitting out works will allow for and accommodate the execution of any of the works to be carried out by the Lessor.

7.     The Lessee will during the fitting out period:

       (a) carry out and complete with due diligence the Lessee's fitting out works in a good workmanlike manner and in accordance with the approved fitting out plans and specifications, the approved fitting out schedule and good building practice and use good and suitable materials; and

       (b) comply with all rules, regulations or requirements of any government body or authority in connection with the Lessee's fitting out works and/or the Premises.

8. Notwithstanding any other term or condition herein, the Lessee's fitting out works shall not involve any change which requires approval(s) from any competent authority except with the prior written approval of the Lessor and such competent authority. For the avoidance of doubt, the prior written consent of the Lessor shall be obtained prior to any application to any competent authority for purpose of carrying out such fitting out works.

9. Application for the supply of electricity water and all other utilities for use in connection with the Lessee's fitting out works will be made by the Lessee and the Lessee shall pay all charges for electricity water and other utilities used in connection with the Lessee's fitting out works.

10. If the Lessee is permitted to commence the Lessee's fitting out works the Lessee will comply with all requirements of the Lessors architect engineer or other consultant as to the method of and schedule for carrying out the Lessee's fitting out works.

11. Nothing herein shall prevent the Lessor from carrying out and completing its work in the Premises or the Building or any part thereof during the fitting out period and the Lessee will have no claim against the Lessor for damages compensation or costs whatsoever which the Lessee may suffer or incur as a result thereof.

12. The Lessee hereby acknowledges that the use and occupation of the Premises by the Lessee during the fitting out period shall be for the purpose only of carrying out and completing the Lessee's fitting out works and shall be at the Lessee's sole risk in all respects. All the Lessee's fitting out works in progress or executed, and all materials, goods, stocks and other things brought into or upon the Premises or any area in the Building for or in connection with the Lessee's fitting out works shall stand at the sole risk of the Lessee with regard to any loss thereof or damage thereto.

13. In carrying out the Lessee's fitting out works the Lessee will not do or permit or suffer to be done in or upon the Premises or the Building or any part thereof anything which may be or become a nuisance or annoyance or cause damage to the Lessor or to the tenants or occupiers of neighbouring premises.

14. For the purpose of carrying out any electrical and mechanical works in the Premises, the Lessee shall only employ such contractor as shall be nominated by the Lessor. For the purpose of carrying out all the Lessee's fitting out works in the Premises other than the electrical and mechanical works, the Lessee shall only employ such contractor as shall be approved by the Lessor.

15, The Lessee will on demand pay to or reimburse the Lessor all the costs, fees or charges incurred by the Lessor for and in connection with approving the fitting out plans and specifications and fitting out schedule and supervising the Lessee's fitting out works to ensure that the Lessee's fitting out works are carried out in accordance With the approved fitting out plans and specifications and fitting out schedule.

16. The Lessee will ensure that his servants agents and contractors will properly use the toilets and other facilities so that cleanliness thereof can be maintained and that from time to time and in particular on completion of the Lessee's fitting out works all rubbish and debris are removed from the Premises and the Building and all damages to the Building or any part thereof have been made good.

                      THE THIRD SCHED-ULE ABOVE REFERRED T

                      RULES AND REGULATIONS OF THE BUILDING

                            (Clauses 4(41) and 6(5))

1. The Lessee will use or permit to be used for the receipt delivery or other movement of any goods wares or merchandise or articles of bulk or quantity only such parts of the Premises and the Common Area and at such times as the Lessor may from time to time direct.

2. The Lessee shall not throw or drop or permit or suffer to be thrown or to be dropped any articles or substance whatsoever from or out of the Premises or the Common Area or any part thereof and shall not place upon any sill ]edge or other like part of the Premises or the Common Area any article or substance.

3. The Lessee will keep clean and free from dirt and rubbish such parts of the Common Area or any passageway as immediately adjoin the Premises.

4. The Lessee will use its best endeavours to protect and keep safe the Premises and any property contained therein from theft or robbery and shall keep all doors windows and other openings closed and securely fastened when the Premises are not occupied and the Lessor shall be entitled by its agents employees servants and workmen to enter and fasten the same if left insecurely fastened.

5. The Lessee shall not permit the keys of the Premises at any time to come into the possession or control of any person other than the Lessee, its servants or agents.

6. No rubbish or waste shall at any time be burnt upon the Premises or the Common Area or any part thereof.

7. The Lessor shall be entitled to close the Building and the Common Area or any part thereof and to prevent and prohibit any person (including the Lessee) from entering or remaining thereon between the hours of 7:00 p.m. and 8:00 a.m., inclusive. Without affecting the generality of the foregoing, the Lessor may close, lock off or otherwise control the Common Area or any part thereof from time to time and may take all such actions as the Lessor may deem necessary for the purposes aforesaid and in particular may prohibit the use of the parking areas in the Building prior to the hour of 8:00 a.m. or such earlier hour as the Lessor may from time to time determine to prevent unauthorized persons not intending to conduct business with or become customers of any of the occupants of the Building from using the parking areas of the Building for any private or other purpose. Provided Always that the Lessee shall be permitted to enter and/or remain in or about the Building and the Common Area or any part thereof between the hours of 7:00 p.m. and 8:00 a.m. inclusive, subject to the Lessee complying with al the rules and regulations, including the operational security requirements, governing the entry and exit to and from the Building.

8. The Lessee shall not bring or permit any person to bring or leave in or about the Building any animal or play or permit any person to play any musical instrument in or about the Premises or any part of the Building.

9. The Lessee shall advise the Lessor of the private address of the Lessee or if the Lessee shall be a corporation, of the manager thereof, or if there shall be more than one lessee of any two of them. The Lessor shall be promptly informed of any change in any such address.

10.    The Lessee shall not allow any accumulation of rubbish in the Premises.

11. If at any time during the Term any authority having jurisdiction or authority over or in respect of the Premises or the user thereof requests requires notifies or orders any structural alterations additions or other works to be made to the Premises -the Lessee will at all times permit the Lessor to enter the Premises or any part thereof for the purpose of making any such structural alterations additions or other works or any of them as aforesaid.

12. The Lessee will take all reasonable precautions to keep the Premises free of rodents vermin insects pests birds and animals and in the event of failing so to do will if so required by the Lessor but at the cost of the Lessee employ from time to time or periodically pest exterminators approved by the Lessor.

13. The Lessee a shall not use or permit nor suffer to be used the toilets sinks and drains and other plumbing facilities in the Premises or the Common Area for any purpose other than those for which they were constructed or provided and shall not deposit or permit to be deposited therein any sweepings rubbish or other matter and any damage thereto caused by misuse shall be made good by the Lessee forthwith.

14. The Lessee shall not change or otherwise alter the size or location OF the entrances of the Premises except with the prior written consent OF the Lessor.

SIGNED by
for and on behalf of                                           JEFFR HENG
CPL ALEXANDRA POINT PTE LTD                                      Director
in the presence of:

V L,,Wk~

SIGNED by
for and on behalf of
VIEWLOCITY ASIA PACIFIC PTE LTD)
in the presence of:-               /s/ ANDERS BERGLANO
"WA "-I

[VIEWLOCITY ASIA PACIFIC PTE LTD SEAL]